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                              BRENTON MUTUAL FUNDS

                            BRENTON VALUE EQUITY FUND
              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                    BRENTON U.S. GOVERNMENT MONEY MARKET FUND

                      (EACH A SERIES OF THE COVENTRY GROUP)

    Supplement Dated November 22, 2000 to the Prospectus dated August 1, 2000

         The following information supplements the Prospectus as follows:

         1. At a meeting held on November 16, 2000, the Board of Trustees of The Coventry Group approved an Agreement and Plan of Reorganization pursuant to which Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund and Brenton Value Equity Fund, the three funds currently advised by Brenton Bank (the "Brenton Funds") would each be reorganized with and into three separate and corresponding series of the Wells Fargo Funds Trust, an open-end investment company advised by Wells Fargo Bank (the "Reorganization"). The Reorganization is being carried out in connection with the proposed acquisition of Brenton Bank by Wells Fargo Bank of Iowa, N.A. (the "Bank Merger"). The Reorganization is intended to qualify as a tax-free transaction and is not expected to result in a taxable event for shareholders of any of the Brenton Funds. The Reorganization is subject to approval by shareholders of the Brenton Funds, and a meeting of the shareholders is currently expected to be held on or about April 6, 2001 to consider the approval of the Reorganization. Assuming the Reorganization is approved, shareholders of the Brenton Funds will become shareholders of the corresponding Wells Fargo Fund into which their fund is reorganized upon the completion of the Reorganization, which is currently expected to take place on or about April 20, 2001.

         At the meeting held on November 16, 2000, the Board of Trustees of The Coventry Group also approved an Interim Investment Advisory Agreement (the "Interim Agreement") with respect to the Brenton Funds, which is scheduled to take effect immediately upon the completion of the Bank Merger. In reliance upon applicable rules under the Investment Company Act of 1940, Wells Fargo Bank of Iowa, N.A. (the "Successor Adviser") will be permitted to provide investment advisory services to the Brenton Funds under the Interim Agreement for up to 150 days following the Bank Merger, and it may do so without having received the prior approval of shareholders of the Brenton Funds. The terms and conditions of the Interim Agreement are identical in all material respects to the current investment advisory agreement in effect for the Brenton Funds with Brenton Bank, including the rate of the investment advisory fees for each of the Funds. The Interim Agreement may be terminated prior to the completion of its 150 day term in the event that shareholders of the Brenton Funds approve the Reorganization.
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2.       On or around January 15, 2001 the portfolio manager for the Brenton
         Intermediate U.S. Government Fund will be Marjorie Grace.

         Ms. Grace joined Wells Capital Management ("WCM") in 1998 and is Managing Director for Taxable Fixed-Income. WCM and Norwest Investment Management ("NIM") combined investment advisory services under the WCM name in 1999. She currently manages $2 billion in taxable core portfolios for WCM. At NIM, she was a Vice President and Director of Taxable Fixed-Income, where she managed a variety of taxable and tax-exempt mutual and common bond funds, and where she had been affiliated since 1992. Prior to NIM, she was the portfolio manager of $1.2 billion in U.S. government, corporate, municipal, and money market securities at United Banks of Colorado. Prior to United Banks, she held positions as liquidity portfolio manager/assistant treasurer at Columbia Savings and portfolio manager at Metro National Bank. She began her 19-year investment career as an account executive at Thomson McKinnon securities. Ms. Grace received her BA in Mathematics and Computer Science from the University of California at Los Angeles in 1972 and an MBA from the University of Colorado in 1981. She earned the designation of Chartered Financial Analyst in 1995.

         Matt Schmitt will continue serving as portfolio manager to the Brenton Value Equity Fund until the completion of the Reorganization. Brad Cunningham will serve as the portfolio manager of the Brenton Intermediate U.S. Government Securities Fund and the Brenton U.S. Government Money Market Fund through January 15, 2001. Michael Hamilton no longer serves as co-portfolio manager to the Brenton Value Equity Fund.

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          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE